Exhibit 99.2

COMCAST AND NBCUNIVERSAL MEDIA ANNOUNCE PRICING TERMS FOR THEIR EXCHANGE OFFERS

Philadelphia, Pennsylvania, August 16, 2021 – Comcast Corporation (Nasdaq: CMCSA) (“Comcast”) and NBCUniversal Media, LLC (“NBCUniversal”) announced today the pricing terms with respect to their private offers to exchange ten series of notes issued by Comcast or NBCUniversal, respectively (collectively, the “Pool 1 Notes”), for a combination of cash and a new series of Comcast’s senior notes to be due in 2051 (the “New 2051 Notes”) as described in the table below. For each $1,000 principal amount of Pool 1 Notes validly tendered and not validly withdrawn prior to 5:00 p.m., New York City time, on August 13, 2021 and accepted by Comcast, the following table sets forth the yields, the total consideration, the principal amount of the New 2051 Notes and the amount of cash, as priced below:

Title of Security	Issuer	CUSIP Number(s)	Acceptance Priority Level	Reference UST Security	Reference Yield(1)	Fixed Spread (basis points)	Yield(2)	Cash Payment Percent of Premium(3)	Total Consideration(4)	Principal Amount of New 2051 Notes	Cash
Pool 1 Notes
6.400% Notes due 2038	Comcast Corporation	20030N AX9	1	2.250% UST due May 15, 2041	1.794%	70	2.494%	40%	$1,531.79	$1,319.07	$212.72
6.950% Notes due 2037	Comcast Corporation	20030N AV3	2	2.250% UST due May 15, 2041	1.794%	70	2.494%	45%	$1,584.59	$1,321.52	$263.07
6.450% Notes due 2037	Comcast Corporation	20030N AM3	3	2.250% UST due May 15, 2041	1.794%	70	2.494%	47%	$1,507.89	$1,269.18	$238.71
6.400% Notes due March 2040	Comcast Corporation	20030N BB6	4	2.250% UST due May 15, 2041	1.794%	75	2.544%	30%	$1,566.97	$1,396.88	$170.09
6.400% Notes due April 2040	NBCUniversal Media, LLC	63946B AF7(5)	5	2.250% UST due May 15, 2041	1.794%	75	2.544%	27%	$1,570.86	$1,416.73	$154.13
6.550% Notes due 2039	Comcast Corporation	20030N AY7	6	2.250% UST due May 15, 2041	1.794%	75	2.544%	34%	$1,572.25	$1,377.68	$194.57
4.600% Notes due 2038*	Comcast Corporation	20030N CL3	7	2.250% UST due May 15, 2041	1.794%	70	2.494%	0%	$1,285.57	$1,285.57	$0.00
6.500% Notes due 2035	Comcast Corporation	20030N AK7	8	1.625% UST due May 15, 2031	1.209%	105	2.259%	49%	$1,513.88	$1,262.08	$251.80
5.650% Notes due 2035	Comcast Corporation	20030N AF8	9	1.625% UST due May 15, 2031	1.209%	105	2.259%	46%	$1,400.63	$1,216.34	$184.29
7.050% Notes due 2033	Comcast Corporation	20030N AC5	10	1.625% UST due May 15, 2031	1.209%	95	2.159%	72%	$1,498.44	$1,139.56	$358.88

(1)	The bid-side yield on the Reference UST Security.

(2)	Reflects the bid-side yield on the Reference UST Security plus the applicable Fixed Spread, calculated in accordance with the procedures set forth in the Offering Memorandum, dated August 2, 2021 (the “Offering Memorandum”).

(3)	The cash payment percent of premium is the percentage of the amount by which the total consideration exceeds $1,000 in principal amount of such Pool 1 Notes to be paid in cash.

(4)	The total consideration for each series of Pool 1 Notes includes the early participation payment of $50 of principal amount of New 2051 Notes per $1,000 principal amount of Pool 1 Notes and assumes a settlement date of August 19, 2021.

(5)	The 6.400% Notes due April 2040 also includes notes with a restrictive legend (144A CUSIP number: 62875UAD7; Regulation S CUSIP: U63763AB9).

* Denotes a series of Old Notes (as defined below) for which the total consideration and exchange consideration will be determined taking into account the par call date, instead of the maturity date, in accordance with standard market practice.

Comcast and NBCUniversal also announced today the pricing terms with respect to their private offers to exchange six series of notes issued by Comcast or NBCUniversal, respectively (collectively, the “Pool 2 Notes”), for a combination of cash and a new series of Comcast’s senior notes to be due in 2056 (the “New 2056 Notes”) as described in the table below. For each $1,000 principal amount of Pool 2 Notes validly tendered and not validly withdrawn prior to 5:00 p.m. New York City time on August 13, 2021 and accepted by Comcast, the following table sets forth the yields, the total consideration, the principal amount of the New 2056 Notes and the amount of cash, as priced below:

Title of Security	Issuer	CUSIP Number(s)	Acceptance Priority Level	Reference UST Security	Reference Yield(1)	Fixed Spread (basis points)	Yield(2)	Cash Payment Percent of Premium(3)	Total Consideration(4)	Principal Amount of New 2056 Notes	Cash
Pool 2 Notes
5.950% Notes due 2041	NBCUniversal Media, LLC	63946B AG5	1	2.250% UST due May 15, 2041	1.794%	80	2.594%	32%	$1,513.39	$1,349.11	$164.28
4.700% Notes due 2048*	Comcast Corporation	20030N CM1	2	2.375% UST due May 15, 2051	1.887%	90	2.787%	0%	$1,358.14	$1,358.14	$0.00
4.750% Notes due 2044	Comcast Corporation	20030N BK6	3	2.250% UST due May 15, 2041	1.794%	90	2.694%	0%	$1,345.58	$1,345.58	$0.00
4.650% Notes due 2042	Comcast Corporation	20030N BE0	4	2.250% UST due May 15, 2041	1.794%	90	2.694%	0%	$1,311.07	$1,311.07	$0.00
4.500% Notes due 2043	Comcast Corporation	20030N BG5	5	2.250% UST due May 15, 2041	1.794%	90	2.694%	0%	$1,292.31	$1,292.31	$0.00
4.450% Notes due 2043	NBCUniversal Media, LLC	63946B AJ9	6	2.250% UST due May 15, 2041	1.794%	90	2.694%	0%	$1,284.21	$1,284.21	$0.00

(1)	The bid-side yield on the Reference UST Security.

(2)	Reflects the bid-side yield on the Reference UST Security plus the applicable Fixed Spread, calculated in accordance with the procedures set forth in the Offering Memorandum.

(3)	The cash payment percent of premium is the percentage of the amount by which the total consideration exceeds $1,000 in principal amount of such Pool 2 Notes to be paid in cash.

(4)	The total consideration for each series of Pool 2 Notes includes the early participation payment of $50 of principal amount of New 2056 Notes per $1,000 principal amount of Pool 2 Notes and assumes a settlement date of August 19, 2021.

* Denotes a series of Old Notes (as defined below) for which the total consideration and exchange consideration will be determined taking into account the par call date, instead of the maturity date, in accordance with standard market practice.

Comcast also announced today the pricing terms with respect to its private offers to exchange three series of notes issued by Comcast (collectively, the “Pool 3 Notes” and, together with the Pool 1 Notes and the Pool 2 Notes, the “Old Notes”) for a combination of cash and a new series of Comcast’s senior notes to be due in 2063 (the “New 2063 Notes” and, together with the New 2051 Notes and the New 2056 Notes, the “New Notes”) as described in the table below. For each $1,000 principal amount of Pool 3 Notes validly tendered and not validly withdrawn prior to 5:00 p.m. New York City time on August 13, 2021 and accepted by Comcast, the following table sets forth the yields, the total consideration, the principal amount of the New 2063 Notes and the amount of cash, as priced below:

Title of Security	Issuer	CUSIP Number(s)	Acceptance Priority Level	Reference UST Security	Reference Yield(1)	Fixed Spread (basis points)	Yield(2)	Cash Payment Percent of Premium(3)	Total Consideration(4)	Principal Amount of New 2063 Notes	Cash
Pool 3 Notes
4.600% Notes due 2045*	Comcast Corporation	20030N BQ3	1	2.375% UST due May 15, 2051	1.887%	85	2.737%	0%	$1,321.23	$1,321.23	$0.00
4.950% Notes due 2058*	Comcast Corporation	20030N CN9	2	2.375% UST due May 15, 2051	1.887%	100	2.887%	0%	$1,464.66	$1,464.66	$0.00
4.049% Notes due 2052*	Comcast Corporation	20030N CG4(5)	3	2.375% UST due May 15, 2051	1.887%	95	2.837%	0%	$1,247.27	$1,247.27	$0.00

(1)	The bid-side yield on the Reference UST Security.

(2)	Reflects the bid-side yield on the Reference UST Security plus the applicable Fixed Spread, calculated in accordance with the procedures set forth in the Offering Memorandum.

(3)	The cash payment percent of premium is the percentage of the amount by which the total consideration exceeds $1,000 in principal amount of such Pool 3 Notes to be paid in cash.

(4)	The total consideration for each series of Pool 3 Notes includes the early participation payment of $50 of principal amount of New 2063 Notes per $1,000 principal amount of Pool 3 Notes and assumes a settlement date of August 19, 2021.

(5)	The 4.049% Notes due 2052 also includes notes with a restrictive legend (144A CUSIP number: 20030N CF6; Regulation S CUSIP: U20030 AH2).

* Denotes a series of Old Notes for which the total consideration and exchange consideration will be determined taking into account the par call date, instead of the maturity date, in accordance with standard market practice.

In addition, holders whose Old Notes are accepted for exchange will receive in cash accrued and unpaid interest from the last applicable interest payment date to, but excluding, the date on which the exchange of such Old Notes is settled, less the amount of any pre-issuance interest on the New Notes exchanged therefor, and amounts due in lieu of fractional amounts of New Notes.

Based on the amount of Old Notes validly tendered and not validly withdrawn prior to 5:00 p.m. New York City time on August 13, 2021 and in accordance with the terms of the Exchange Offers, Comcast and NBCUniversal, as applicable, expect to accept, on the early settlement date (expected to be August 19, 2021), (i) all of the Pool 1 Notes at Acceptance Priority Levels 1 through 7, (ii) all of the Pool 2 Notes at Acceptance Priority Levels 1 through 5 and (iii) all of the Pool 3 Notes at Acceptance Priority Levels 1 through 2. Comcast expects to accept the 6.500% Notes due 2035 (Acceptance Priority Level 8) in Pool 1 Notes subject to a proration factor of approximately 80%. NBCUniversal expects to accept the 4.450% Notes due 2043 (Acceptance Priority Level 6) in Pool 2 Notes subject to a proration factor of approximately 39%. Comcast expects to accept the 4.049% Notes due 2052 (Acceptance Priority Level 3) in Pool 3 Notes subject to a proration factor of approximately 48%. Comcast does not expect to accept any Old Notes tendered for exchange in Acceptance Priority Levels 9 and 10 in Pool 1 Notes.

The exchange offers described in this press release (the “Exchange Offers”) are being conducted upon the terms and subject to the conditions set forth in the Offering Memorandum, as amended by Comcast’s press release, dated as of August 16, 2021.

Only Eligible Holders (as defined below) of Old Notes who validly tendered their Old Notes at or before 5:00 p.m. New York City time on August 13, 2021 (the “Early Participation Date”), and who did not validly withdraw their tenders and whose Old Notes are accepted for exchange, will receive an early participation payment. As of the Early Participation Date the Exchange Offers were oversubscribed and as such no additional Old Notes tendered after the Early Participation Date will be accepted.

The yield on the New 2051 Notes will be 2.887%, and the New Issue Price of the New 2051 Notes will be $1,000, which has been determined by reference to the bid-side yield on the 2.375% U.S. Treasury Notes due May 15, 2051, as of 10:00 a.m. New York City time on August 16, 2021 (such date and time, the “Pricing Time”), which was 1.887%, plus 1.00%. The yield on the New 2056 Notes will be 2.937%, and the New Issue Price of the New 2056

Notes will be $1,000, which has been determined by reference to the bid-side yield on the 2.375% U.S. Treasury Notes due May 15, 2051, as of the Pricing Time, which was 1.887%, plus 1.05%. The yield on the New 2063 Notes will be 2.987%, and the New Issue Price of the New 2063 Notes will be $1,000, which has been determined by reference to the bid-side yield on the 2.375% U.S. Treasury Notes due May 15, 2051, as of the Pricing Time, which was 1.887%, plus 1.10%.

The Exchange Offers will expire at 11:59 p.m., New York City time, on August 27, 2021, unless extended or earlier terminated by Comcast (the “Expiration Date”). The withdrawal deadline for the Exchange Offers occurred at 5:00 p.m. New York City time on August 13, 2021. As a result, tendered Old Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by Comcast).

The Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, and copies of the offering documents will only be made available, to holders of Old Notes (1) either (a) in the United States, that are “qualified institutional buyers” (or “QIBs”), as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) outside the United States, that are persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or a trust) for the benefit or account of a non-“U.S. person,” and (2) (a) if located or resident in any Member State of the European Economic Area, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a “qualified investor” as defined in Regulation (EU) 2017/1129), and consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the European Economic Area has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the European Economic Area may be unlawful under the PRIIPs Regulation; (b) if located or resident in the United Kingdom, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (the “FSMA”) and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA), and consequently no key information document required by Regulation (EU) No 1286/2014 as it forms part of domestic law by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the United Kingdom has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the United Kingdom may be unlawful under the UK PRIIPs Regulation; or (c) if located or resident in a province of Canada and is an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions, and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario), in each case, that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 – Registration Requirements, Exemptions and Ongoing Registrant Obligations (“Eligible Holders”). Only Eligible Holders who have completed and returned the eligibility certification are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offers. For Canadian Eligible Holders tendering Old Notes, such participation is also conditioned upon the receipt of beneficial ownership information, including a completed certification form which is required if tendering Old Notes. There is no separate letter of transmittal in connection with the Offering Memorandum.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in the Exchange Offers before the deadlines specified herein and in the Offering Memorandum, eligibility certification and Canadian beneficial holder form. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Offering Memorandum, eligibility certification and Canadian beneficial holder form.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the Offering Memorandum, eligibility certification and Canadian beneficial holder form and only to such persons and in such jurisdictions as is permitted under applicable law.

D.F. King & Co., Inc. is acting as the exchange agent and information agent for the Exchange Offers. Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who certify that they are Eligible Holders. Questions or requests for assistance related to the Exchange Offers or for additional copies of the Offering Memorandum, eligibility certification or Canadian beneficial holder form may be directed to D.F. King & Co., Inc. at (800) 848-3410 (toll-free) or (212) 269-5550 (banks and brokers) or by email at comcast@dfking.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The Offering Memorandum, eligibility certification and Canadian beneficial holder form can be accessed at the following link: www.dfking.com/comcast.

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CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements. Readers are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual events or our actual results to differ materially from those expressed in any such forward-looking statements. Readers are directed to Comcast’s periodic and other reports filed with the Securities and Exchange Commission (SEC) for a description of such risks and uncertainties. We undertake no obligation to update any forward-looking statements.

About Comcast Corporation
Comcast Corporation (Nasdaq: CMCSA) is a global media and technology company that connects people to moments that matter. We are principally focused on broadband, aggregation, and streaming with 57 million customer relationships across the United States and Europe. We deliver broadband, wireless, and video through our Xfinity, Comcast Business, and Sky brands; create, distribute, and stream leading entertainment, sports, and news through Universal Filmed Entertainment Group, Universal Studio Group, Sky Studios, the NBC and Telemundo broadcast networks, multiple cable networks, Peacock, NBCUniversal News Group, NBC Sports, Sky News, and Sky Sports; and provide memorable experiences at Universal Parks and Resorts in the United States and Asia.

Investor Contacts:
Marci Ryvicker	(215) 286-4781
Jane Kearns	(215) 286-4794
Marc Kaplan	(215) 286-6527

Press Contacts:
Jennifer Khoury	(215) 286-7408
John Demming	(215) 286-8011